January 22, 1998

To Our Shareholders:

During the past quarter we were pleased that seven of our investments were re-valued at higher levels. They were:

1. ARIA Wireless Systems, Inc. was increased by $50,000 to $488,000 to reflect an option we received to purchase 100,000 shares at $.50 per share. We received this option as compensation for various investment banking activities that we performed on the company's behalf.

2. Comptek Research, Inc. was increased by $50,000 to reflect a put option that we received to settle various disputes arising over the bankruptcy of ARIA. This option allows us to sell our 49,221 shares at $9.50.

3. MINRAD, Inc. was increased by $31,000 to $40,000. This was primarily caused by our receipt of 2,500 shares that were issued to Rand in conjunction with a working capital loan to MINRAD, Inc. We also received a cash fee of $21,500 for the loan.

4. Fertility Acoustics, Inc. and BioVector each increased by $75,000 to reflect their successful efforts in raising new capital at higher prices than our purchase. Each of these companies raised equity at $2.50 per share, up from our investment at $1.00 per share.

5. Platform Technology Holdings, LLC was valued at $25,000. We received these shares as compensation for our contributions to Platform Technology.

6. ARS, Inc. was increased by $18,000 to reflect the increase in the value of the warrants that were issued in conjunction with the debenture that we own.

This increased value of $232,500 was augmented by a gain of $75,000 received in a settlement of a claim against an insurance carrier. The claim was for defense fees paid by Rand in the StopFire Litigation, which was dismissed earlier this year.

These gains were offset by our decision to write off our investment in Ultra-Scan Corporation. In September they failed to repay a term loan that came due. We received a judgment against the company and are moving to collect on the judgment. In light of this action, we felt that it is prudent to write off our stock investment will continue to monitor the situation to insure that our interests are protected.

With over $3,000,000 in liquid assets (53 cents per share), we are actively looking for new investments. Our ability to wisely invest this cash is the key to the success of Rand. We look forward to sharing these successes with you.

Regards,


s/Allen F. Grum          s/ Nora B. Sullivan
Allen F. Grum            Nora B.Sullivan
President                  Executive Vice President

Portfolio Valuation / December 31, 1997 (unaudited)

                                                                                              12/31/97                  9/30/97
Date                                                                                          Per                       Per
Aquired     Company & Business         Type of Investment                  Cost   Value       Share      Value          Share
                                                                                              Of Rand                   of Rand
-------     -----------------------    -------------------             --------   -------     ---------  -------        --------

5/23/97     ARIA Wireless              Common stock -                   438,000   488,000     0.09         438,000         0.08
            Systems, Inc.*             488,000 shares
            Buffalo, NY. Markets
            radio transmission
            communication
            equipment

7/1/97      ARS, Inc.                  Participation in               1,000,000 1,029,000     0.18       1,011,233         0.18
            Cheektowaga, NY.           subordinated
            Assembles and              debenture at 12%
            distributes                due July, 2002
            replacement                through April 2005
            automotive products        with detachable
                                       warrants

4/1/97      BioVector, Inc.            Common stock -                    50,000   125,000     0.02          50,000         0.01
            Orchard Park, NY.          50,000 shares                    360,000   360,000     0.06         360,000         0.06
            Medical technological      Convertible
            sales                      promissory note at
                                       8%, due April
                                       2002. Option to
                                       purchase 140,000
                                       common shares

6/29/95     Comptek Research,          Common stock -                   693,998   464,023     0.08         418,379        0.07
9/13/94     Inc.*                      49,221 shares^                    61,607    61,607     0.01          71,875        0.01
            Buffalo, NY.               Term loan at prime
            Develops electronic        less 1%, due June
            systems for military       1999
            and non-military
            applications



3/31/94     Lightbridge, Inc.*         Common Stock -                   218,271   218,271     0.04         218,271        0.04
            Burlington, MA.            14,253 shares
            Provides software
            based services for
            wireless
            telecommunications
            industry. Acquired
            former coral Systems,
            Inc. investment,
            November '97.

10/1/97     Fertility Acoustics,       Common stock -                    50,000   125,000     0.02               0        0.00
            Inc.                       50,000 shares
            Orchard Park, NY.          Option to purchase
            Developer of               15,000 shares
            proprietary methods
            to diagnose onset of
            ovulation.

3/18/96     HealthWay Products         Promissory note at               100,000   100,000     0.02         100,000        0.02
            Company, Inc.              24%, due June
            Syracuse, NY.              1996. 4,667
            Manufactures air           warrants for
            filters and climate        Series A preferred
            control devices            stock

2/26/88     J. Giardino                First mortgage at                194,921   194,921     0.03         197,797        0.03
            Buffalo, NY.  Owns         11%
            and leases
            commercial property

8/4/97      MINRAD                     Common stock -                     9,000    40,000     0.01           9,000        0.00
10/3/97     Orchard Park, NY.          4,000 shares Term                420,000   420,000     0.08               0
            Developer of laser         loan at 12%, due
            guided surgical            March 1998
            devices.

10/7/97     Pathlight Technology,      Class A Series                   100,000   100,000     0.02               0        0.00
            Inc.                       1(a) Convertible
            Ithaca, NY. Develops       Preferred stock -
            high technology            100,000 shares
            Serial Storage             with 6% cumulative
            Architecture for           dividend
            computer industry.



10/4/95     Reflection                 Series J                         500,000   150,000     0.03         150,000        0.03
            Technology, Inc.           convertible
            Waltham, MA.               preferred stock -
            Develops and licenses      243,903 shares
            proprietary virtual
            display technology

12/11/92    Ultra-Scan                 Common stock -                   276,986         0     0.00         276,986        0.05
            Corporation                47,583 shares Term                50,000    50,000     0.01          50,000        0.01
            Buffalo, NY.               loan at 6%, due
            Ultrasonic                 September 1997
            fingerprint scanning
            technology

            Other investments          Other                            627,423   217,719     0.04         206,690        0.04
                                                                       --------   -------     ----        --------       ----
                                       Total portfolio                5,150,206 4,143,541     0.73       3,558,231        0.62
                                       investments Cash                         3,031,391     0.53       3,693,596        0.65
                                       and cash                                   138,188     0.02          57,399        0.01
                                       equivalents Net                           --------               ---------
                                       receivables
                                       (payables)
                                       Net assets before                        7,313,120     1.28       7,309,226        1.28
                                       taxes                                   (1,028,100)   (0.18)       (806,786)      (0.14)
                                       Tax
                                       provision(benefit)
                                       Net assets                              $8,341,220               $8,116,012
                                       Net asset value                                       $1.46                       $1.42
                                       per share
                                       (5,708,034 shares
                                       at December 31,
                                       1997 and September
                                       30, 1997)


* Publicly owned company         ^ Unrestricted securities


Rand Capital Corporation
Board of Directors
         Reginald B. Newman II Chairman of the Board
g        Thomas R. Beecher, Jr.
         Allen F. Grum
a, c     Luiz F. Kahl
c, g     Ross B. Kenzie
a        Willis S. McLeese
a, c, g  Jayne K. Rand
a - Member of audit committee c - Member of compensation committee g - Member of governance committee

Officers
Allen F. Grum President, Chief Executive Officer
Nora B. Sullivan Executive Vice President
Daniel P. Penberthy Chief Financial Officer
Corporate Data
Stock Listing NASDAQ SmallCap Market - symbol RAND
Transfer Agent and Registrar Continental Stock Transfer & Trust Company General Counsel Hodgson, Russ, Andrews, Woods & Goodyear, LLP
Independent Accountants Deloitte & Touche LLP

We appreciate the support of our current shareholders and welcome your comments.
Tel: 716-853-0802
Fax: 716-854-8480
Email: pgrum@randcap.com
         nsullivan@randcap.com
         dpenberthy@randcap.com